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                                                                  EX-99.906 CERT


                     CERTIFICATION PURSUANT TO SECTION 906
                           OF THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

         1) The Form N-CSR of Longleaf Partners Funds Trust (the "Issuer") and its separate series for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


By       /s/ O. Mason Hawkins                        Date:    July 30, 2003
         ---------------------------                          -----------------
         O. Mason Hawkins
         Chairman and CEO, Southeastern Asset Management, Inc.
         Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

The undersigned hereby certifies, to the best of her knowledge, that:

         1) The Form N-CSR of Longleaf Partners Funds Trust (the "Issuer") and its separate series for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By       /s/ Julie M. Douglas                        Date:    July 30, 2003
         --------------------                                 -----------------
         Julie M. Douglas
         Vice President & CFO - Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.